UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2026 (February 23, 2026)

Chiron Real Estate Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Wisconsin Avenue, Suite 800

Bethesda, MD

20814

(Address of Principal Executive
Offices)

(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Global Medical REIT Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	XRN	NYSE
Series A Preferred Stock, par value $0.001 per share	XRN PrA	NYSE
Series B Preferred Stock, par value $0.001 per share	XRN PrB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 25, 2026, Chiron Real Estate Inc. (the “Company”) announced its financial position as of December 31, 2025 and operating results for the three months and year ended December 31, 2025 and other related information (the “Earnings Release”). The Company also posted its Fourth Quarter 2025 Earnings Supplemental (the “Supplemental”) to the Company’s website at www.chironre.com. The Earnings Release and Supplemental are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information included in this Item 2.02 of this Current Report on Form 8-K, including the Earnings Release and Supplemental, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 19, 2026, the Company filed Articles of Amendment to its charter (the “Amendment”) with the Maryland State Department of Assessments and Taxation and amended and restated its Fourth Amended and Restated Bylaws (as so amended and restated, the “Fifth Amended and Restated Bylaws”), each effective as of 12:01 a.m., Eastern Time, on February 23, 2026, solely to change the Company’s name from Global Medical REIT Inc. to “Chiron Real Estate Inc.” In connection with the name change, the Company, as the sole member of the general partner of Chiron Real Estate LP (the “Operating Partnership”), caused the name of the Operating Partnership to be changed from Global Medical REIT L.P. to Chiron Real Estate LP.

The foregoing description of the Amendment and the Fifth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Fifth Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 25, 2026, the Company posted a presentation concerning the Company on its website, www.chironre.com, on the “Investor Relations” page. A copy of the investor presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.  Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.3, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

In connection with the name change, effective as of February 23, 2026, the Company’s trading symbols on the New York Stock Exchange changed from “GMRE” to “XRN” for the Company’s common stock, from “GMRE PrA” to “XRN PrA” for the Company’s 7.50% Series A cumulative redeemable preferred stock and from “GMRE PrB” to “XRN PrB” for the Company’s 8.00% Series B cumulative redeemable preferred stock.

Additionally, in connection with the name change, the Company launched a new corporate website on February 23, 2026: www.chironre.com. The Company’s investor relations information, including press releases and links to the Company’s SEC filings, can be found on this website.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment of the Company, effective as of February 23, 2026
3.2	Fifth Amended and Restated Bylaws of the Company, effective as of February 23, 2026
99.1*	Fourth Quarter 2025 Earnings Release
99.2*	Fourth Quarter 2025 Earnings Supplement
99.3*	Investor Presentation dated February 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chiron Real Estate Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Date: February 25, 2026